Exhibit 99.1

Ayurcann Holdings Corp, is entering into a business combination with Arogo Capital Acquisition Corp. and its subsidiaries at a combined enterprise value estimated to be U.S. $210 million.

Ayurcann is an award-winning Canadian cannabis extraction company that specializes in the processing and manufacturing of cannabis 2.0 and 3.0 products:

●	Ayurcann is the #1 producer of vapes in Ontario[1], and Top 5 pre-roll manufacturer by volume in Ontario as of March 30, 2024[2].

●	The revenue in the Canadian cannabis market is projected to reach US$5.63bn in 2024 and is expected to show an annual growth rate in the years 2024-2029 of 3.17%, resulting in a market volume of US$6.58bn by 2029[3].

●	Upon completion of the business combination, Ayurcann is expected to have on its balance sheet up to US$19.6 million in cash (assuming no redemptions by public stockholders of Arogo and before payment of transaction expenses and deferred underwriting fees) to continue their sustained revenue growth and growing market share.

●	The combined enterprise value of Ayurcann and its subsidiaries is estimated to be U.S. $210 million.

Miami, FL and Toronto, Canada, June 27, 2024 (GLOBE NEWSWIRE) -Ayurcann Holdings Corp. (“Ayurcann” or the “Company”) (CSE: AYUR; OTCQB: AYURF; FSE: 3ZQ0), an award winning Canadian cannabis extraction company specializing in the processing and manufacturing of pharma grade cannabis and hemp for various derivative cannabis products, and Arogo Capital Acquisition Corporation (“Arogo”) (NASDAQ: AOGOU, AOGO, AOGOW), a special purpose acquisition company, announced today that they have entered into a definitive business combination agreement dated June 26, 2024 (the “Business Combination Agreement”, and the transactions contemplated therein, the “Transaction”). The Business Combination is an arm’s length agreement. In connection with the Transaction, ARC Group Limited will receive finder’s fees in the amount of 799,731 common shares of the Company.

[1]	Based on reporting by Hyfyre IQTM, as at March 30, 2024.
[2]	Based on data produced by the Ontario Cannabis Store as of March 30, 2024.
[3]	According to a Statista Online Services report available at https://www.statista.com/outlook/hmo/cannabis/canada.

“Ayurcann is one of the most innovative companies we have encountered, particularly in cannabis extraction and product development. With their impressive achievements and forward-looking plans, this business combination is set to drive the business onto a new growth trajectory, enhancing its capabilities and expanding the market reach in meaningful ways,” says Suradech Taweesaengsakulthai, CEO and Director of Arogo.

About Ayurcann

Ayurcann is focused on its operational expertise and gaining market share in every product category, and its management team believes that Ayurcann’s strong market share capture is driven by the quality and reputation of its brands. By continuously providing high-quality products, innovations and value that complement our current market offerings, Ayurcann continues to look for opportunities to increase revenue.

Efficiency.

Ayurcann continuously looks at its operation, creating better partnerships and efficiencies in its systems, including better manufacturing capacities and supply chain management. Ayurcann has continuously implemented new systems to improve the efficiency of its business enable growth.

Team.

Ayurcann’s outstanding team, both internal and external, make the company. Ayurcann sets short-and long-term goals and objectives that are directly linked to the success of the Company and understands that reward and recognition is what makes the team meet and exceed those objectives.

Ayurcann drives growth through its quality, brands, and product offerings. Demand for its products has remained consistent and the cannabis industry remains strong and growing. As a business focused on quality and value, Ayurcann has seen market growth and demand for its products translate into a strong competitive position.

Financial Highlights

Ayurcann financial highlights include 100% year over year growth of gross revenue over the last three audited financial reporting years, based on Ayurcann’s audited financial statements available under its profile on SEDAR+. These results have been achieved only 2.5 years after being licensed to sell cannabis products in Canada.

“We are proud of our team for what we have achieved as a company,” said Igal Sudman, Chief Executive Officer of Ayurcann. “The business combination with Arogo, is our next step in growing the company nationally while allowing us to also look for international opportunities.”

Summary of the Transaction

Under the terms of the Business Combination Agreement, by way of a plan of arrangement under the provisions of the Business Corporations Act (Ontario), a Canadian merger sub will amalgamate with and into Ayurcann, which will become a direct, wholly owned subsidiary of the post-business combination publicly traded entity, and a Delaware merger sub will merge with and into Arogo, as a result of which Arogo will become a direct, wholly owned subsidiary of the post-business combination publicly traded entity. At the effective time of the Transaction, shareholders of Ayurcann immediately prior to the effective time will receive shares of common stock of the publicly traded entity based on an implied pro forma enterprise value of approximately $210 million, at a price of $10.00 per share. Ayurcann’s common shares are anticipated to be valued upon closing of the proposed Transaction at approximately $1.00 based on the current number of fully diluted outstanding common shares before consolidation to be completed in connection with the proposed Transaction. At the closing of the proposed Transaction, Arogo expects to have up to US$19.6 million in cash on its balance sheet (assuming no redemptions by Arogo’s stockholders and before payment of Transaction expenses and deferred underwriting fees), including existing cash brought over from Ayurcann’s balance sheet, any capital raised in connection with the Transaction, and expected cash proceeds from Arogo’s trust account, which is expected to be used to support general business activities, including new product development, new distribution networks, and exploring national and international acquisition opportunities.

The Transaction is expected to close in the second half of 2024, subject to the receipt of all regulators, court, shareholder and other approvals, and the satisfaction or waiver of all customary closing conditions. The Transaction is subject to the approval of the Ontario Superior Court of Justice (Commercial List). The Transaction will also require the approval at a special meeting of Ayurcann’s shareholders of not less than two-thirds (66 2/3%) of the votes validly cast by Ayurcann’s shareholders, present in person or by proxy at the special meeting. The Transaction will also require the approval of Arogo’s stockholders and the U.S. Securities and Exchange Commission (“SEC”) declaring the registration statement effective.

The directors, senior officers and certain other shareholders of Ayurcann have entered into a support agreement with Arogo to, among other things, support the Transaction and vote their Ayurcann shares in favor of the Transaction. Shareholders of Ayurcann will hold rights of dissent to the Transaction under the Business Corporations Act (Ontario).

The Board of Directors of Ayurcann unanimously recommends that Ayurcann shareholders vote in favor of the resolution to approve the Transaction, which will be the subject of the Ayurcann meeting expected to be held in the third quarter of 2024. There are currently 194,703,863 common shares of the Company issued and outstanding. Following the Transaction, the Company anticipates that approximately 260,703,863 common shares of the Company will be issued and outstanding, which will be consolidated on a 10:1 ratio in connection with the Transaction, resulting in approximately 26,070,386 common shares.

The Transaction remains subject to certain other closing conditions, including the receipt of certain approvals and the satisfaction of certain customary closing conditions, including but not limited to a committed PIPE financing or other mutually satisfactory financing.

Further information regarding the Transaction will be included in Ayurcann management information circular to be mailed to Ayurcann shareholders in advance of the Ayurcann special meeting and in Ayurcann’s material change report in respect of the announcement of the Transaction, each of which will be filed with the Canadian securities regulators and will be available under Ayurcann’s profile on SEDAR+.

Advisors

Brown Rudnick LLP is representing Arogo as U.S. legal counsel and Fasken Martineau DuMoulin LLP is representing Arogo as Canadian legal counsel. Sichenzia Ross Ference Carmel LLP is representing Ayurcann as U.S. legal counsel and Garfinkle Biderman LLP is representing Ayurcann as Canadian legal counsel. ARC Group Limited is acting as sole financial advisor to Ayurcann. EF Hutton, division of Benchmark Investments, LLC, is serving as capital markets advisor to Arogo.

About Arogo

Arogo Capital Acquisition Corp. is a blank check company. Arogo aims to acquire one and more businesses and assets, via a merger, capital stock exchange, asset acquisition, stock purchase, and reorganization. For more information, visit www.arogocapital.com.

Additional Information and Where to Find It

For additional information regarding the Business Combination Agreement and the proposed Transaction, see Arogo’s Current Report on Form 8-K, which was filed with the U.S. Securities and Exchange Commission (“SEC”) concurrently with this press release. In connection with the proposed Transaction, Arogo intends to file with the SEC a registration statement on Form F-4 (the “Registration Statement), and after the Registration Statement is declared effective by the SEC, Arogo intends to mail a definitive proxy statement/prospectus relating to the Transaction to its stockholders. The management information circular to be mailed to Ayurcann shareholders in advance of the Ayurcann special meeting and Ayurcann’s material change report in respect of the announcement of the Transaction will contain further details regarding the Transaction and will be available under Ayurcann’s profile on SEDAR+. This press release does not contain all the information that should be considered concerning the proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Transaction. Arogo’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Transaction with the SEC by Arogo, as these materials will contain important information about Ayurcann, Arogo, and the proposed Transaction. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Transaction will be mailed to stockholders of Arogo as of a record date to be established for voting on the proposed Transaction. Such stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Arogo Capital Acquisition Corporation, 848 Brickell Ave, Penthouse 5, Miami, FL 33131.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Canadian securities laws, that are based on beliefs and assumptions and on information currently available to Arogo and Ayurcann. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including the consummation of the proposed Transactions under the Business Combination Agreement, projections of market opportunity and market share, the capability of Ayurcann’s business plans including its plans to expand, the sources and uses of cash from the proposed Transaction, the anticipated enterprise value of the combined company following the consummation of the Transaction, any perceived benefits of Ayurcann’s partnerships, strategies or plans as they relate to the Transaction, anticipated benefits of the Transaction, and expectations related to the terms and timing of the Transaction are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although the management team of each of Arogo and Ayurcann believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of Arogo and Ayurcann cautions you that these statements are based on assumptions made as of the date hereof and are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability to complete the Transaction due to the failure to obtain approval from Arogo’s stockholders or satisfy other closing conditions in the Business Combination Agreement, the receipt of court approvals, the receipt of regulatory approvals, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Transaction, the amount of redemption requests made by Arogo’s public stockholders, costs related to the Transaction, the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those included under the heading “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Arogo’s Annual Report on Form 10-K for the year ended December 31, 2023 and Form 10-Q for the quarter ended March 31, 2024, in the proxy statement/prospectus relating to the proposed Transaction to be filed with the SEC, and in any subsequent filings with the SEC, including the definitive proxy statement relating to the proposed Transaction and other filings made by Arogo with the SEC from time to time. There may be additional risks that neither Arogo or Ayurcann presently know or that Arogo and Ayurcann currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing contained herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Arogo nor Ayurcann undertakes any duty, and each of Arogo and Ayurcann express disclaim any obligations, to update or alter any projections or forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This press release shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Ayurcann or Arogo, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Participants in Solicitation

Ayurcann, Arogo, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Arogo’s stockholders in connection with the proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Arogo’s stockholders in connection with the proposed Transaction will be set forth in the Registration Statement, of which the proxy statement/prospectus forms a part, when it is filed with the SEC.

Contact Information:

Ayurcann Holdings Corp.:

Igal Sudman, CEO

igal@ayurcann.com

416-720-6264

Arogo Capital Acquisition Corp. :

Nisachon Rattanamee
nisachon@arogocapital.com

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